                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): December 13, 2001

                                 Razorfish, Inc.

             (exact name of registrant as specified in its charter)


           Delaware                         000-25847                      13-3804503
           --------                         ---------                      ----------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

  107 Grand Street, 3rd Floor, New York, New York                 10013
  -----------------------------------------------                 -----
  (Address of principal executive offices)                      (zip code)


       Registrant's Telephone Number, including Area Code: (212) 966-5960
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisitions or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.


Item 5.  Other Events

         On December 13, 2001, Razorfish, Inc. issued a press release (which is attached hereto as an Exhibit 99) announcing that it had entered into a series of purchase agreements to divest its European operations in Amsterdam, Hamburg, Frankfurt, Munich, Oslo, and Stockholm to local management.

Item 6.  Resignation of Registrant's Directors

         Not applicable.


Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired.
                  Not applicable.

         (b) Pro Forma Financial Information.
                  Not applicable.

         (c) Exhibits.

         Item 601(a)
         of Regulation S-K
         Exhibit No.                    Description
         -----------                    -----------

          99 Press release announcing the agreement to divest its operations in Hamburg, Frankfurt, Munich, Oslo and Stockholm.


                                       2

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Item 8.  Change in Fiscal Year

                  Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

                  Not applicable.

                                       3

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAZORFISH, INC.
                                     (Registrant)

Dated:  December 13, 2001            By:        /s/ Jean-Philippe Maheu
                                            --------------------------------
                                            Name:  Jean-Philippe Maheu
                                            Title: Chief Executive Officer

                                       4

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                 Description
-----------                                 -----------

99 Press release announcing the agreement to divest operations in Hamburg, Frankfurt, Munich, Oslo and Stockholm.